UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549
FORM 8-K
CURRENT REPORT PURSUANT
TO SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934
Date of report (Date of earliest event reported): July 28, 2005
Bay View Deposit Corporation

(Exact Name of Registrant as Specified in Its Charter)
Delaware

(State or Other Jurisdiction of Incorporation)

333-121380	26-0100667

(Commission File Number)	(IRS Employer Identification No.)

1840 Gateway Drive, San Mateo, CA	94404

(Address of Principal Executive Offices)	(Zip Code)
(650) 312-7300

(Registrant’s Telephone Number, Including Area Code)
N/A

(Former Name or Former Address, if Changed Since Last Report)
     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
     ☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
     ☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
     ☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
     ☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 8 – Other Events
Item 8.01 Other Events
     Reference is hereby made to the Registrant’s Registration Statement on Form S-3 (File No. 333-121380) filed with the Securities and Exchange Commission (the “Commission”) on December 17, 2004 (the “Registration Statement”), pursuant to which the Registrant registered $600,000,000 aggregate principal amount of its auto loan backed notes and auto loan backed certificates for sale in accordance with the provisions of the Securities Act of 1933, as amended. Reference is also hereby made to the prospectus and the related prospectus supplement (collectively, the “Prospectus”), which was filed with the Commission pursuant to Rule 424(b)(5) on July 26, 2005, with respect to the Registrant’s Auto Loan Backed Notes, Series 2005-LJ-2 (the “Offered Notes”).
     The Offered Notes were sold to J.P. Morgan Securities, Inc. (the “Underwriter”) pursuant to the terms of the Underwriting Agreement, dated July 22, 2005 among the Registrant, Bay View Acceptance Corporation (“BVAC”) and the Underwriter and the terms of the Underwriting Agreement Standard Provisions, dated July 22, 2005 among the Registrant, BVAC and the Underwriter (the “Underwriting Agreement”). A copy of the Underwriting Agreement is filed herewith as Exhibit 1.1.
Trust and Servicing Agreement
     The definitive Trust and Servicing Agreement for the Bay View 2005-LJ-2 Owner Trust (the “Trust”), dated as of July 1, 2005, among the Registrant, as transferor, BVAC, as servicer, JPMorgan Chase Bank, National Association, as indenture trustee, CenterOne Financial Services LLC, as back-up servicer, and Wilmington Trust Company, as owner trustee, is filed herewith as Exhibit 4.2.
Indenture
     The definitive Indenture, dated as of July 1, 2005, between the Trust, as issuer, and JPMorgan Chase Bank, National Association, as indenture trustee, is filed herewith as Exhibit 4.3.
Validity Opinion
     The legal opinion dated July 28, 2005 relating to the validity of the Offered Notes is filed herewith as Exhibit 5.1.
Tax Opinion
     The Federal income tax opinion dated July 28, 2005 relating to the Trust is filed herewith as Exhibit 8.1.
Section 9 – Financial Statements and Exhibits
Item 9.01 Financial Statements and Exhibits.
(c) Exhibits.

Exhibit No.	Description

1.1	Underwriting Agreement, dated July 22, 2005, for the Bay View 2005-LJ-2 Owner Trust

4.2	Trust and Servicing Agreement, dated as of July 1, 2005, for the Bay View 2005-LJ-2 Owner Trust

4.3	Indenture, dated as of July 1, 2005, between the Bay View 2005-LJ-2 Owner Trust, as issuer, and JPMorgan Chase Bank, National Association, as indenture trustee

5.1	Validity Opinion for the Offered Notes, dated July 28, 2005

8.1	Federal income tax opinion dated July 28, 2005

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BAY VIEW DEPOSIT CORPORATION

Date: August 8, 2005	By:	/s/ John Okubo

John Okubo Chief Financial Officer

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